EXHIBIT 21.1
SUBSIDIARIES OF STERIS PLC
STERIS plc has no parent company. As of March 31, 2016, its direct and indirect subsidiaries(1) were as follows:
Albert Browne Limited                            England & Wales
American Sterilizer Company                        Pennsylvania
Bioster Mottahedoon Egypt SAE                    Egypt
Bioster S.p.A.                                 Italy
Biotest Laboratories, Inc.                        Minnesota
Bizworth Gammarad Sdn Bhd                        Malaysia
Black Diamond Video, Inc.                        California
Chengdu Synergy Health Laoken Sterilization Co. Limited        China
CLBV Limited                                England & Wales
Controlled Environment Certification Services, Inc.            Ohio
Drug Test Limited                            England and Wales
Ebster CZ s.r.o.                                Czech Republic
Eschmann Holdings Limited                        England & Wales
Eschmann Holdings Pte Limited                        Singapore
Gammaster Sweden AB                            Sweden
General Econopak, Inc.                            Pennsylvania
Genon Laboratories Limited                        England and Wales
Hausted, Inc.                                Delaware
Healthtex Synergy Limited                        England and Wales
HSTD LLC                                Delaware
HTD Holding Corp.                            Delaware
IDtek Identifikationslösungen GmbH                    Germany
IDtek Track-and-Trace SA                        Switzerland
Integrated Medical Systems International, Inc.                Delaware
Isomedix Corporation                            Ontario, Canada
Isomedix Inc.                                Delaware
Isomedix Operations Inc.                        Delaware
Isotron Limited                                England and Wales
MT Health Limited                            England and Wales
PeriOptimum, Inc.                            Delaware
ReNOVA Surgical Limited                        England and Wales
Sercon Indústria E Comércio De Aparelhos Médicos Brazil
E Hospitalares Ltda.
Shiloh Limited                                England and Wales
Shiloh Properties Limited                        England and Wales
Solar New US Holding Co, LLC                    Delaware
Solar New US Parent Co, LLC                        Delaware
Solar US Acquisition Co, LLC                        Delaware
Sterilgamma Services Sdn Bhd                        Malaysia
SterilTek Holdings, Inc.                            Delaware
SterilTek, Inc.                                Nevada

STERIS – Austar Pharmaceutical Systems (Shanghai) Limited China
STERIS – Austar Pharmaceutical Systems Hong Kong Limited Hong Kong
STERIS (BVI) I Limited                        British Virgin Islands
STERIS (India) Private Limited                        India
STERIS (Shanghai) Trading Co., Ltd.                    China
STERIS AB                                Sweden
STERIS Asia Pacific, Inc.                        Delaware
STERIS AST SK s.r.o.                            Slovakia
STERIS Brasil Servicos Administrativos Ltda.                Brazil
STERIS Brazil Holdings, LLC                        Delaware
STERIS Canada Corporation                        Quebec, Canada
STERIS Canada Inc.                            Ontario, Canada
STERIS CH Limited                            England & Wales
STERIS China Holdings Limited                    Hong Kong
STERIS Corporation                            Ohio
STERIS Corporation de Costa Rica, S.A.                Costa Rica
STERIS Deutschland GmbH                        Germany
STERIS Enterprises LLC                        Russia
STERIS Europe, Inc.                            Delaware
STERIS FinCo S.à r.l.                            Luxembourg
STERIS GmbH                             Switzerland
STERIS Holdings B.V.                            Netherlands
STERIS Iberia, S.A.                            Spain
STERIS Inc.                                Delaware
STERIS Irish FinCo Unlimited Company                Republic of Ireland
STERIS Isomedix Puerto Rico, Inc.                    Puerto Rico
STERIS Japan Inc.                            Japan
STERIS Latin America, Inc.                        Delaware
STERIS Luxembourg Finance S.à r.l.                    Luxembourg
STERIS Luxembourg Holding S.à r.l.                    Luxembourg
STERIS Mauritius Limited                        Republic of Mauritius
STERIS Mexico, S. de R.L. de C.V.                    Mexico
STERIS NV                                Belgium
STERIS Personnel Services Mexico, S. de R.L. de C.V.            Mexico
STERIS Personnel Services, Inc.                    Delaware
STERIS S.r.l.                                Italy
STERIS sas                                France
STERIS SEA Sdn. Bhd.                            Malaysia
STERIS Singapore Pte Ltd                        Singapore
STERIS Solutions Limited                        England & Wales
STERIS UK Holding Limited                        England & Wales
Strategic Technology Enterprises, Inc.                    Delaware
STS Synergy Limited                            England and Wales
Synergy Decontamination (M) Sdn Bhd                    Malaysia
Synergy Health (Europe) B.V.                        The Netherlands

Synergy Health (Hong Kong) Limited                    Hong Kong
Synergy Health (Suzhou) Limited                    China
Synergy Health (Suzhou) Sterilization Technologies Limited        China
Synergy Health (Thailand) Limited                    Thailand
Synergy Health (UK) Limited                        England and Wales
Synergy Health Allershausen GmbH                     Germany
Synergy Health Amsterdam B.V.                    The Netherlands
Synergy Health AST, LLC                        Delaware
Synergy Health AST S.r.l.                        Costa Rica
Synergy Health Däniken AG                        Switzerland
Synergy Health Duiven B.V.                        The Netherlands
Synergy Health Ede B.V.                        The Netherlands
Synergy Health Emmen B.V.                        The Netherlands
Synergy Health France sas                        France
Synergy Health Gemert B.V.                        The Netherlands
Synergy Health Goes B.V.                        The Netherlands
Synergy Health Holding B.V.                        The Netherlands
Synergy Health Holdings Limited                    England and Wales
Synergy Health Hoorn B.V.                        The Netherlands
Synergy Health International Limited                    England and Wales
Synergy Health Investments Limited                    England and Wales
Synergy Health Ireland Limited                        Republic of Ireland
Synergy Health Laboratory Services Limited                England and Wales
Synergy Health Limited                            England and Wales
Synergy Health Logistics B.V.                        The Netherlands
Synergy Health Managed Services Limited                England and Wales
Synergy Health Marseille sas                        France
Synergy Health Nederland B.V.                        The Netherlands
Synergy Health New York, LLC                        Delaware
Synergy Health North America, Inc.                    Florida
Synergy Health Outsourcing Solutions S.A. de C.V.            Mexico
Synergy Health Outsourcing Solutions, Inc.                Florida
Synergy Health Raalte B.V.                        The Netherlands
Synergy Health Radeberg GmbH                    Germany
Synergy Health Sterilisation UK Limited                England and Wales
Synergy Health Systems Limited                    England and Wales
Synergy Health Textielservice B.V.                    The Netherlands
Synergy Health Tiel B.V.                        The Netherlands
Synergy Health True North, LLC                    New York
Synergy Health US Holdings Limited                    England and Wales
Synergy Health US Holdings, Inc.                    Delaware
Synergy Health Utrecht B.V.                        The Netherlands
Synergy Health Voorburg B.V.                        The Netherlands
Synergy Health Wasverzorging B.V.                    The Netherlands
Synergy Health Westport Limited                    Republic of Ireland

Synergy Healthcare (UK) Limited                     England and Wales
Synergy Healthcare Limited                        England and Wales
Synergy Sterilisation (M) Sdn Bhd                    Malaysia
Synergy Sterilisation KL (M) Sdn Bhd                    Malaysia
Synergy Sterilisation Kulim (M) Sdn Bhd                Malaysia
Synergy Sterilisation Rawang (M) Sdn Bhd                Malaysia
Synergy Sterilisation South Africa (Pty) Limited                South Africa
Trust Sterile Services Limited                        Scotland
United States Endoscopy Group, Inc.                    Ohio
Vernon and Co. Limited                            England and Wales
Vernon Carus (Malta) Limited                        Malta
Vernon-Carus Limited                            England and Wales
Wedge Manufacturing, Inc.                        Delaware

(1)
The names of one or more subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute at the end of fiscal 2016 a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X have been excluded.

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